                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                                December 14, 1999
        -----------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           National Quality Care, Inc.
        -----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                        0 - 19031                    84 - 1215959
------------------           -----------------------         -------------------
 (State or other                (Commission file                (IRS Employer
 jursidiction of                     number)                 Identification No.)
incorporation or
  organization)


                          1835 S. La Cienega Boulevard
                                    Suite 235
                          Los Angeles, California 90036
                ------------------------------------------------
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (310) 280-2758
                                                           --------------

                                 with copies to:

                              Jeffrey P. Berg, Esq.
                               Matthias & Berg LLP
                             1990 South Bundy Drive
                                    Suite 790
                          Los Angeles, California 90025
                               Tel: (310) 820-0083

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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         a. On December 2, 1999, KPMG LLP declined its appointment as principal independent accountants for National Quality Care, Inc. (the Company).

         In connection with the audits for the two (2) most recent fiscal years ended December 31, 1998 and 1997 and the subsequent interim period through December 2, 1999, there were no disagreements between KPMG LLP and the Company, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference in connection with its report for the related periods with respect to the subject matter of the disagreement.

         The audit reports of KPMG LLP on the consolidated financial statements of the Company, as of and for the years ended December 31, 1998 and 1997, did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         b. As of December 14, 1999, the Company engaged Moss Adams LLP, as the Company's principal independent accountants. Prior to engaging Moss Adams LLP, neither the Registrant nor someone on its behalf consulted Moss Adams LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event."

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits.

         16.1 Letter re Change in Registrant's Certifying Accountants of KPMG LLP, dated as of December 14, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                                   NATIONAL QUALITY CARE, INC.





Dated:  December 14, 1999                          By:  /S/ Victor Gura
                                                        ------------------------
                                                        Victor Gura, M.D.
                                                        President/CEO

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                                  EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------

16.1 Letter re Change in Certifying Accountant of KPMG LLP, dated December 14, 1999